UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 24, 2005

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of	(Primary Standard Indus.	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No)

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(617) 405-2600

(Address and telephone number of principal executive offices)

MacAllister Smith

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(781) 843-3812

(Name, address and telephone number of agent for service)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2005, Pipeline Data Inc. (“Pipeline”) entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Pipeline issued CAMOFI Master LDC a $2,000,000 convertible note that will mature on September 30, 2008. The convertible note bears interest at an adjustable rate of Wall Street Journal Prime Rate plus two and one-half percent (2.5%). The note is convertible into registered shares of Pipeline’s common stock at a fixed conversion price of $1.10 per share. Pipeline granted to CAMOFI Master LDC a second priority security interest in our assets after the Laurus Fund to secure the obligations under the note pursuant to a security agreement dated September 30, 2005.

Pursuant to the financing arrangement, Pipeline issued CAMOFI Master LDC warrants to purchase 700,000 shares of our common stock. The warrants have a five year term and have an exercise price of $1.10 per share. As the Pipeline is currently seeking shareholder approval to effect a reverse stock split of eight shares of Pipeline’s issued and outstanding common stock into one new share of common stock, the financing was originally reported on a post-split basis.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 1.01 “Entry into a Material Definitive Agreement” shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of Direct Financial Obligation.

On September 30, 2005, Pipeline Data Inc. (“Pipeline”) entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Pipeline issued CAMOFI Master LDC a $2,000,000 convertible note that will mature on September 30, 2008. The convertible note bears interest at an adjustable rate of Wall Street Journal Prime Rate plus two and one-half percent (2.5%). The note is convertible into registered shares of Pipeline’s common stock at a fixed conversion price of $1.10 per share. Pipeline granted to CAMOFI Master LDC a second priority security interest in our assets after the Laurus Fund to secure the obligations under the note pursuant to a security agreement dated September 30, 2005.

Pursuant to the financing arrangement, Pipeline issued CAMOFI Master LDC warrants to purchase 700,000 shares of our common stock. The warrants have a five year term and have an exercise price of $1.10 per share. As the Pipeline is currently seeking shareholder approval to effect a reverse stock split of eight shares of Pipeline’s issued and outstanding common stock into one new share of common stock, the financing was originally reported on a post-split basis.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.03 “Creation of Direct Financial Obligation” shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 24, 2005	By:	Pipeline Data Inc. /s/ MacAllister Smith
		Name:	MacAllister Smith
		Title:	Chief Executive Officer